XYLEM INC. Q1 2013 EARNINGS RELEASE APRIL 30, 2013 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,” “expect,”
“project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation in 2011, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.
2013 INVESTOR & ANALYST DAY

Q1’13 XYLEM RESULTS
* See appendix for non-GAAP reconciliations
European Market Weakness, Project Timing
Volume Decline & Continued Investment
Partially Offset by Cost Reductions
Restructuring & Realignment Actions Underway
Constant
Currency
Basis *
Q1 2013 EARNINGS RELEASE
FINANCIAL
PERFORMANCE SUMMARY
PERFORMANCE SUMMARY
Orders $962M          Book to Bill 1.09
Revenue $879M -5%
Gross Margin 38.0%         -120 bps
Operating Margin* 8.9%         -230 bps
EPS * $0.27 In Line with Expectations
Free Cash Flow * - $10M Normal Seasonality, Lower Income, Timing of Tax Payments

BUSINESS UPDATE
Q1 2013 EARNINGS RELEASE
SIGNIFICANT PROGRESS MADE ON CRITICAL 2013 ACTIVITIES SIGNIFICANT PROGRESS MADE ON CRITICAL 2013 ACTIVITIES
•
Enhancing Aftermarket Capabilities (PIMS Acquisition/TotalCare)
•
Focused on Ensuring Robust Delivery and Responsiveness
•
Advancing Acquisition Strategy
•
New Product Launches Gaining Traction
•
Accelerating Geographic Expansion
•
Executing Restructuring & Realignment Plans
•
Continuing to Drive Cost Savings Through Lean Six Sigma and Global Sourcing Initiatives
•
Focused on Business Simplification Initiatives
DELIVER CUSTOMER VALUE
DRIVE PROFITABLE GROWTH
IMPROVE BUSINESS SUSTAINABILITY

Q1’13 XYLEM PERFORMANCE
Q1 2013 EARNINGS RELEASE * See appendix for non-GAAP reconciliations
MANAGING THROUGH MARKET CONDITIONS & TOUGH PRIOR YEAR COMPS MANAGING THROUGH MARKET CONDITIONS & TOUGH PRIOR YEAR COMPS

6 Q1’13 XYLEM PERFORMANCE Q1 2013 EARNINGS RELEASE * See appendix for non-GAAP reconciliations Q1 EPS PERFORMANCE IN LINE WITH EXPECTATIONS Q1 EPS PERFORMANCE IN LINE WITH EXPECTATIONS

7 Q1’13 WATER INFRASTRUCTURE PERFORMANCE Q1 2013 EARNINGS RELEASE * See appendix for non-GAAP reconciliations MAINTAINING INVESTMENT DESPITE LOWER VOLUME MAINTAINING INVESTMENT DESPITE LOWER VOLUME

Q1’13 APPLIED WATER PERFORMANCE
Q1 2013 EARNINGS RELEASE * See appendix for non-GAAP reconciliations
CUSTOMER EXCELLENCE & PRODUCTIVITY DRIVE MARGIN PERFORMANCE CUSTOMER EXCELLENCE & PRODUCTIVITY DRIVE MARGIN PERFORMANCE

Q1 2013 EARNINGS RELEASE
XYLEM FINANCIAL POSITION
• Free Cash Flow Decline
• Lower Income
• Timing of Tax Payments
• Capex > 1 reinvestment ratio
Capital Summary/Liquidity
• Strong cash position
• No Significant Debt Maturities Until 2016
• 1.3x Net Debt/Adj. TTM EBITDA
• $600M Revolving Credit Facility - Unutilized
• Access to Commercial Paper - Unutilized
FCF% 61% -24%
March 31, 2013
Cash 375
Debt 1,205
Net Debt 830
Shareholders’ Equity 2,040
Net Capital 2,870
Net Debt to Net Capital 29%
(Dollars, In Millions)
(Dollars, In Millions)
* See Appendix for Non-GAAP Reconciliations
** (AR+INV-AP-Customer Advances) / Revenue (Adjusted for Acquisitions)

Q1 2013 EARNINGS RELEASE
2013 FINANCIAL GUIDANCE SUMMARY
* See appendix for non-GAAP reconciliations
2013 Full Year 2013 Full Year
Financial Outlook Financial Outlook
Growth Growth
2013E vs. 2012 2013E vs. 2012
Revenue (Mid-Point) Total Growth Organic Acquisition FX
Xylem Consolidated ~$3,925M ~3 to 4%                  0 to 1%                  2%                  1%
Water Infrastructure ~$2,540M ~4 to 5% 0 to 1%                  3%                  1%
Applied Water
~$1,450M
~1 to 2%                  0 to 1%                  0%                  1%
Segment Margin * 13.7% to 14.2% -60 bps to -10 bps
Operating Margin * 12.2% to 12.7% -70 bps to -20 bps
EPS *  $1.79 to $1.89 $1.84 Mid Point
Free Cash Flow Conversion ~95% Restructuring Pmts, Realignment Capex, & CHQ Relocation
Guidance Assumptions:
Operating Tax Rate
~21%
1H’13 Rate: ~22%; 2H’13 Rate: ~20%
Share Count
~186.4M
Share Repurchase Program Maintains Current Share Count
Items Excluded from EPS:
Restructuring &
Realignment Costs
~$60M to $70M
Restructuring Costs: ~$40M to $50M

REVENUE OUTLOOK BY END MARKET
PLANNING ASSUMPTIONS SUPPORT MODEST SECOND HALF RECOVERY PLANNING ASSUMPTIONS SUPPORT MODEST SECOND HALF RECOVERY
FY’13
vs. PY
vs.
Previous
Outlook
Planning Assumptions
Industrial
Flat to Up Low
Single Digit
•
2H U.S. Improvement/Easier
Comps
•
Europe Challenged
Public Utility
Flat
•
Stable OPEX Market
•
Modest Improvement in U.S.
Capital Projects
Commercial
Flat to Up Low
Single Digit
•
Modest 2H U.S. Improvement
•
Successful Launch of New
Products
Residential
Flat to Up Low
Single Digit
•
U.S. Markets Continue to Improve
•
Europe Stabilizes
Agriculture
Flat
•
Good Q1 Start /Tough FY
Comparison
Q1 2013 EARNINGS RELEASE

12 Q1 2013 EARNINGS RELEASE 2013 EPS GUIDANCE * See appendix for non-GAAP reconciliations

Q1 2013 EARNINGS RELEASE
SUMMARY
•
Completed PIMS and MultiTrode Acquisitions … Integration Underway
•
Orders/Revenue Slightly Weaker Than Expected
•
Operations & Cost Reduction Activities Deliver EPS In Line with Expectations
•
Successful Product Launches
•
Continuing to Invest for Growth … Expect Additional Product Launches in 2013
•
Focused on Driving Cost Savings Through Lean Six Sigma and Global Sourcing Initiatives
•
Executing 2013 Restructuring & Realignment Actions
•
Acquisition Pipeline Robust
Q1 PERFORMANCE
2013 OUTLOOK

14 Q1 2013 EARNINGS RELEASE APPENDIX

Q1 2013 EARNINGS RELEASE
NON-GAAP MEASURES
Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others.  In addition, we consider certain measures to be useful to management and investors evaluating  our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Organic revenue" and "Organic orders” defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures. Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.  The period-over-
period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“Constant currency” defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the same currency conversion rate.  This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA”
defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. “Adjusted EBITDA”reflects the adjustment to EBITDA to exclude for non-recurring separation costs associated with the Xylem spin-off from ITT Corporation (not excluded for 2013) as well as non-recurring restructuring and realignment costs.
"Adjusted Operating Income", "Adjusted Segment Operating Income", and “Adjusted EPS” defined as operating income and earnings per share, adjusted to exclude non-recurring separation costs associated with the Xylem spin-off from ITT Corporation (not excluded for 2013), non-recurring restructuring and realignment costs and tax-related special items.
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance.  Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ORGANIC & CONSTANT CURRENCY REVENUE GROWTH
Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Revenue Revenue 2013 v. 2012 2013 v. 2012 FX Contribution Eliminations Adj. 2013 v. 2012 Adj. 2013 v. 2012
2013 2012
Quarter Ended March 31, 2013
Xylem Inc. 879                      925                      (46)                      -5.0% (23)                      2                          -                            (67)                            -7.2% -4.8%
Water infrastructure 551                      584                      (33)                      -5.7% (23)                      1                          -                            (55)                            -9.4% -5.5%
Applied Water 345                      355                      (10)                      -2.8% -                      -                      (2)                              (12)                            -3.4% -2.8%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ORGANIC & CONSTANT CURRENCY ORDER GROWTH
Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Orders Orders 2013 v. 2012 2013 v. 2012 FX Contribution Eliminations Adj. 2013 v. 2012 Adj. 2013 v. 2012
2013 2012
Quarter Ended March 31, 2013
Xylem Inc. 962                      1,004                 (42)                      -4.2% (26)                      2                          -                            (66)                            -6.6% -4.0%
Water infrastructure 601                      638                      (37)                      -5.8% (26)                      2                          -                            (61)                            -9.6% -5.5%
Applied Water 378                      382                      (4)                         -1.0% -                      -                      (1)                              (5)                              -1.3% -1.0%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Order Growth
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ADJUSTED DILUTED EPS
Q1 2012 Q1 2013
As Reported Adjustments Adjusted As Reported Adjustments Adjusted
Total Revenue 925 925 879 879
Operating Income 99 5 a 104 66 12 c 78
Operating Margin 10.7% 11.2% 7.5% 8.9%
Interest Expense (14) (14) (13) (13)
Other Non-Operating Income (Expense) (1) (1) (2) (2)
Income before Taxes 84 5 89 51 12 63
Provision for Income Taxes (21) (1) b (22) (10) (3) d (13)
Net Income 63 4 67 41 9 50
Diluted Shares 185.9 185.9 186.4 186.4
Diluted EPS 0.34 $              0.02 $               0.36 $               0.22 $              0.05 $               0.27 $
a One time separation costs
b Net tax impact of separation costs
c Restructuring & realignment costs
d Tax impact of restructuring & realignment costs
Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
($ Millions, except per share amounts)

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ADJUSTED OPERATING INCOME
Q1
'13 '12
Total Revenue
• Total Xylem 879       925
• Water Infrastructure 551       584
• Applied Water 345       355
Operating Income
• Total Xylem 66         99
• Water Infrastructure 42         75
• Applied Water 40         40
Operating Margin
• Total Xylem 7.5% 10.7%
• Water Infrastructure 7.6% 12.8%
• Applied Water 11.6% 11.3%
Separation Costs
• Total Xylem -       5
• Water Infrastructure -       2
• Applied Water -       1
Restructuring & Realignment Costs
• Total Xylem 12         -
• Water Infrastructure 10         -
• Applied Water 2           -
Adjusted Operating Income*
• Total Xylem 78         104
• Water Infrastructure 52         77
• Applied Water 42         41
Adjusted Operating Margin*
• Total Xylem 8.9% 11.2%
• Water Infrastructure 9.4% 13.2%
• Applied Water 12.2% 11.5%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)
*Adjusted Operating Income excludes restructuring &
realignment costs in 2013 and excludes non-recurring separation costs in 2012.

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
FREE CASH FLOW
2013 2012
Net Cash - Operating Activities 20                          61
Capital Expenditures (30)                        (31)
Free Cash Flow, including separation costs (10)                        30
Cash Paid for Separation Costs (incl. Capex) -                        11
Free Cash Flow, excluding separation costs* (10)                        41
Net Income 41 63
Separation Costs, net of tax (incl. tax friction) -                        4
Net Income, excluding separation costs* 41 67
Free Cash Flow Conversion -24% 61%
* Separation costs are not excluded in 2013
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
Three Months Ended March 31, 2013 and 2012
($ Millions)
Three Months Ended

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
XYLEM EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 51
Interest Expense (Income), net 12
Depreciation 25
Amortization 12
Stock Compensation 6
EBITDA 106
Restructuring & Realignment 12
Adjusted EBITDA 118
Revenues 879
Adjusted EBITDA Margin 13.4%
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 84                         115                       100                       89                         388
Interest Expense (Income), net 13                         13                         12                         13                         51
Depreciation 23                         21                         24                         26                         94
Amortization 11                         12                         12                         13                         48
Stock Compensation 5                           5                           6                           6                           22
EBITDA 136                       166                       154                       147                       603
Separation Costs 5                           6                           4                           7                           22
Restructuring & Realignment -                       -                       5                           19                         24
Adjusted EBITDA 141                       172                       163                       173                       649
Revenues 925                       966                       931                       969                       3,791
Adjusted EBITDA Margin 15.2% 17.8% 17.5% 17.9% 17.1%
2013
2012
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
($ Millions)

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
WATER INFRASTRUCTURE EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 42
Interest Expense (Income), net -
Depreciation 19
Amortization 9
Stock Compensation 1
EBITDA 71
Restructuring & Realignment 10
Adjusted EBITDA 81
Revenues 551
Adjusted EBITDA Margin 14.7%
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 75                         93                         86                         88                         342
Interest Expense (Income), net -                       -                       (1)                          -                       (1)
Depreciation 16                         15                         17                         20                         68
Amortization 10                         9                           10                         10                         39
Stock Compensation 1                           1                           3                           -                       5
EBITDA 102                       118                       115                       118                       453
Separation Costs 2                           1                           -                       1                           4
Restructuring & Realignment -                       -                       4                           15                         19
Adjusted EBITDA 104                       119                       119                       134                       476
Revenues 584                       609                       595                       637                       2,425
Adjusted EBITDA Margin 17.8% 19.5% 20.0% 21.0% 19.6%
2013
2012
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
APPLIED WATER EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 40
Interest, net -
Depreciation 6
Amortization 2
Stock Compensation 1
EBITDA 49
Restructuring & Realignment 2
Adjusted EBITDA 51
Revenues 345
Adjusted EBITDA Margin 14.8%
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 40                         52                         43                         35                         170
Interest, net -                       -                       -                       -                       -
Depreciation 6                           6                           6                           5                           23
Amortization 1                           1                           1                           2                           5
Stock Compensation 1                           -                       2                           (1)                          2
EBITDA 48                         59                         52                         41                         200
Separation Costs 1                           -                       1                           -                       2
Restructuring & Realignment -                       -                       -                       5                           5
Adjusted EBITDA 49                         59                         53                         46                         207
Revenues 355                       373                       350                       346                       1,424
Adjusted EBITDA Margin 13.8% 15.8% 15.1% 13.3% 14.5%
2013
2012
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
GUIDANCE
Illustration of Mid Point Guidance
2013 Guidance
FY '12 FY '13
As Reported Adjustments Adjusted As Projected Adjustments Adjusted
Total Revenue 3,791                3,791                 3,925                3,925
Segment Operating Income 512                     30                        a 542                      484                     65                        d 549
Segment Operating Margin 13.5% 14.3% 12.3% 14.0%
Corporate Expense 69                       (16)                       b 53                        59                       -                       59
Operating Income 443                     46                        489                      425                     65                        490
Operating Margin 11.7% 12.9% 10.8% 12.5%
Interest Expense (55)                      (55)                       (55)                      (55)
Other Non-Operating Income (Expense) -                      -                       (2)                        (2)
Income before Taxes 388                     46                        434                      368                     65                        433
Provision for Income Taxes (91)                      (13)                       c (104)                    (72)                      (19)                       c (91)
Net Income 297                     33                        330                      296                     46                        342
Diluted Shares 186.2                186.2                 186.4                186.4
Diluted EPS 1.59 $               0.18 $                1.77 $                1.59 $               0.25 $                1.84 $
a One time separation, restructuring and realignment costs incurred at the segment level
b One time separation, restructuring and realignment costs incurred at the corporate level
c Net tax impact of above items, plus the addition of special tax items
d Restructuring and realignment costs incurred at the segment level
Xylem Inc. Non-GAAP Reconciliation
Guidance
($ Millions, except per share amounts)

Q1 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ADJ. OPERATING INCOME AND MARGIN
Mid Point Guidance
2008 2009 2010 2011 2012 2013E
Revenue 3,291                 2,849                 3,202                        3,803                        3,791                      3,925
Operating Income 315                      276                      388                           395                           443                          425
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.7% 10.8%
Restructuring & Realignment 41                        31                        15                              -                            24                            65
Separation Costs -                      -                      -                            87                              22                            -
Adjusted Operating Income 356                      307                      403                           482                           489                          490
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.9% 12.5%
Standalone Costs -                      -                      -                            5                                28                            -
Adj. Operating Income, excl. Standalone Costs 356                      307                      403                           487                           517                          490
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.6% 12.5%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

26 Q1 2013 EARNINGS RELEASE